UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

GENERAL CANNABIS CORP

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Notes and Warrants offering

On December 23, 2020, General Cannabis Corp (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with each of certain accredited investors (the “Investors”), pursuant to which the Company issued and sold senior convertible promissory notes (the “Notes”) with an aggregate principal amount of $2,940,000 in exchange for payment to the Company by certain Investors of an aggregate amount of $1,940,000 in cash, as well as cancellation of outstanding indebtedness in the aggregate amount of $1,000,000 represented by certain of the prior promissory notes issued by the Company in February 2020 (the “Original Notes”) to certain other Investors (“Original Investors”).

In connection with the issuance of the Notes, the holders of the Notes received warrants (the “Warrants”) to purchase shares of the Company’s common stock equal to 20% coverage of the aggregate principal amount at $0.56 per share. In the aggregate, this equals 1,050,011 shares of the Company’s common stock with a par value $0.001 per share (the “Common Stock”).

The Notes will bear interest at an annual rate of 10% and will mature on December 23, 2023 (the “Maturity Date”).  The Investors have the option at any time to convert up to 50% of the outstanding unpaid principal and accrued interest of the Notes into Common Stock at a variable price of 80% of the market price but no less than $0.65 per share and no more than $1.00 per share. The Warrants are exercisable at an exercise price of $0.56 per Warrant, subject to adjustment as provided in the Warrants, at any time prior to the earlier of the Maturity Date and an Acquisition (as defined in the Warrants).

Note Exchange Agreement

On December 23, 2020, the Company and each of the Original Investors entered into a Supplemental Note Exchange Agreement for 15% Holders (each, an “Exchange Agreement”) pursuant to which the Original Notes (i.e., $1,000,000 in aggregate principal amount) were surrendered and canceled, in exchange for Notes with an aggregate principal amount equal to $1,000,000.  As an inducement for the Original Investors to enter into an Exchange Agreement, the 2020 A Warrants previously issued to such Original Investors at the time of their purchase of the Original Notes were extended for up to one year with respect to the exercise of that number of shares of Common Stock equal on a dollar-for-dollar basis to the amount of principal under each of the Original Notes being surrendered and cancelled in exchange for a Note.

The foregoing descriptions of the Notes, Warrants, Securities Purchase Agreement and Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Waiver of Repurchase Obligation in Asset Purchase Agreement

Reference is made to that certain asset purchase agreement dated January 24, 2020 (“Asset Purchase Agreement”) by and among the Company and Dalton Adventures, LLC (“Seller”). On December 23, 2020, the Company and Seller agreed that the post-closing covenant set forth in Section 5.10 of the Asset Purchase Agreement regarding Seller’s right to require the Company to repurchase the option shares is waived. The terms of the acquisition as set forth in the Asset Purchase Agreement between the Company and Seller, dated January 24, 2020, were previously disclosed in the Company’s Form 8-K filed on February 24, 2020, and a copy of the Asset Purchase Agreement was attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.  The foregoing description of the terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement filed as an exhibit to the Company’s Form 10-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On December 23, 2020, pursuant to the Exchange Agreement, the Original Notes were surrendered and canceled in their entirety. The terms of the cancelation of the Original Notes and the Exchange Agreement are more fully described, and incorporated by reference from, Item 1.01 of this Current Report on Form 8-K.

On December 29, 2020, a portion of the proceeds of the Notes was used by the Company to redeem most of the $1,258,500 remaining outstanding promissory notes issued by the Company in February 2020 (the “Remaining Original Notes”). The Remaining Original Notes redeemed had an aggregate principal amount of $1,058,500 and accrued interest of $39,403. The Remaining Original Notes of $200,000 that remain outstanding have a maturity date of January 31, 2022.

More detailed terms and conditions of the Original Notes and the Remaining Original Notes are described in the Company’s Current Report on Form 8-K filed on February 24, 2020 under Item 1.01 thereof, and is hereby incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Notes is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Notes, the Warrants, and any shares of Common Stock issued upon conversion of the Notes or upon exercise of the Warrants, if applicable, will be issued to the Investors in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 9.01 Financial Statement and Exhibits

(d)Exhibits

Exhibit No.	Description
10.1	Form of Senior Convertible Promissory Note issued by General Cannabis Corp to certain investors
10.2	Form of Warrant issued by General Cannabis Corp to certain investors
10.3	Form of Securities Purchase Agreement between General Cannabis Corp and certain investors
10.4	Form of Supplemental Note Exchange Agreement for 15% Note Holders between General Cannabis Corp and certain investors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer